UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): September 27, 2006

CASCADE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington	000-25286	91-1661954
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2828 Colby Avenue, Everett, WA 98201
(Address of principal executive offices, including Zip Code)
(425) 339-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
(d)   On September 27, 2006, Cascade Financial Corporation (the ”Company”) issued a press release announcing the election of Katherine M. Lombardo and Jim Gaffney to the Board of Directors of the Company and its primary subsidiary Cascade Bank (“Cascade”). A copy of the press release is furnished as Exhibit 99 to this Report.
      Ms. Lombardo has been named to serve on the Audit and Finance Committee and the Corporate Governance  and Nominating Committee of the Board of Directors.  Mr. Gaffney has been named to serve on the Loan Committee and the Compensation and Personnel Committee of the Board of Directors.
      Neither Ms. Lombardo nor Mr. Gaffney has entered into any transactions with the Company or Cascade that are required to be disclosed by Item 404(a) of Regulation S-K.
      The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 Financial Statements and Exhibits

(c)	Exhibit
	99	Press Release dated September 27, 2006.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 27, 2006
CASCADE FINANCIAL CORPORATION
By: /s/ Carol K. Nelson
Carol K. Nelson President and CEO